UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):      May 24, 2007
                                                 -------------------------


                              HASBRO, INC.
                          --------------------
         (Exact name of registrant as specified in its charter)



 RHODE ISLAND                    1-6682                    05-0155090
--------------                ------------             -------------------
  (State of                   (Commission                 (IRS Employer
Incorporation)                File Number)             Identification No.)



1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02862
------------------------------------------             -------------------
 (Address of Principal Executive Offices)                  (Zip Code)


                             (401) 431-8697
                     -------------------------------
           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     At the 2007 Annual Meeting of Shareholders, held on May 24, 2007, the shareholders of Hasbro, Inc. (the "Company") approved amendments to the Company's 2003 Stock Incentive Performance Plan (the "Plan") which (i) increased the maximum number of total shares of common stock which may be delivered pursuant to awards under the Plan by 7,500,000 shares, (ii) of the additional 7,500,000 shares authorized for awards under the Plan, increased the number of shares of stock which may be delivered pursuant to awards other than stock options or SARS, by 3,000,000 shares, (iii) extended the expiration date of the Plan from December 31, 2008 to December 31, 2010, (iv) clarified that the Plan does not allow for liberal share counting, such that (A) shares of common stock tendered in payment of an award's exercise price, shares withheld to pay taxes, and shares repurchased by the Company using option proceeds may not be added back into the authorized pool of shares eligible for grant pursuant to the Plan and (B) the gross number of shares covered by SARS, as opposed to only the net number actually delivered upon settlement of SARS, count against the authorized number of shares available under the Plan, and (v) added a limitation to the Plan that no award may have a term longer than ten years from the date of grant

     Effective May 24, 2007 the Compensation Committee of the Company's Board of Directors (the "Committee") granted stock options to the Company's executive officers and certain other employees of the Company. These option awards were all made under the Plan, as amended at the 2007 Shareholders Meeting. All option grants to the Company's Chief Executive Officer and other executive officers were reviewed and approved by the Company's full Board of Directors.

     All of the options granted on May 24, 2007 are non-qualified stock options (the "Options") similar to the options the Company has granted in recent years. These Options have an exercise price equal to $32.425 per share, which was the fair market value (as computed under the Plan) of the Company's common stock on the date of grant. The Options vest in three equal cumulative installments on the first three anniversaries of the date of grant and expire seven years from the date of grant. The Company has previously filed the form of fair market value non-qualified stock option agreement under the Plan with the Securities and Exchange Commission. The Options granted on May 24, 2007 to the Company's named executive officers covered the following numbers of shares of common stock: Alfred J. Verrecchia, 368,664 shares; Brian Goldner, 122,888 shares; David D.R. Hargreaves, 80,645 shares; and Barry Nagler, 54,724 shares.


Item 8.01  Other Events.

     The Company's 2007 Annual Meeting (the "Annual Meeting") of Shareholders was held on May 24, 2007. Set forth below are the results of the votes taken at the Annual Meeting.

     Of the 160,096,316 shares of the Company's common stock outstanding as of the close of business on the April 6, 2007 record date, 145,117,403 shares were represented at the meeting.

     The Company's shareholders were voting on four matters at the Annual Meeting. Those four matters were the election of twelve directors, the approval of amendments to the Company's 2003 Stock Incentive Performance Plan, the ratification of the selection of KPMG LLP as the independent registered public accounting firm for fiscal 2007 and a shareholder proposal entitled "Sustainability Report-Hasbro, Inc.".

     The twelve nominees for election to the Board, for one-year terms ending at the 2008 Annual Meeting of Shareholders, were elected by the following votes:

     Name                       Votes For                 Votes Withheld

     Basil L. Anderson          143,773,727               1,343,676
     Alan R. Batkin             139,578,750               5,538,653
     Frank J. Biondi, Jr.       141,844,240               3,273,163
     John M. Connors, Jr.       143,817,958               1,299,445
     Michael W.O. Garrett       143,847,829               1,269,574
     E. Gordon Gee              134,180,997               10,936,406
     Jack M. Greenberg          140,696,447               4,420,956
     Alan G. Hassenfeld         143,883,758               1,233,645
     Claudine B. Malone         143,844,339               1,273,064
     Edward M. Philip           142,704,809               2,412,594
     Paula Stern                143,663,546               1,453,857
     Alfred J. Verrecchia       143,892,904               1,224,499

     The shareholders approved the amendments to the 2003 Stock Incentive Performance Plan by the following vote:


     For                  Against              Abstain              Broker
                                                                    Non-Votes

     115,865,968          19,115,583           994,730              9,141,122

     The shareholders ratified the selection of KPMG LLP as the Company's independent registered public accounting firm for fiscal 2007 by the following vote:

     For                  Against              Abstain

     137,476,434          6,671,907            969,062


     Finally, the shareholders rejected the "Sustainability Report-Hasbro, Inc." shareholder proposal by the following vote:

     For                  Against              Abstain              Broker
                                                                    Non-Votes

     55,974,306           69,035,981           10,965,994           9,141,122

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HASBRO, INC.
                                    ------------
                                    (Registrant)


Date: May 25, 2007                   By: /s/ David D.R. Hargreaves
                                        --------------------------
                                          David D.R. Hargreaves
                                          Executive Vice President,
                                          Finance and Global Operations and
                                          Chief Financial Officer
                                          (Duly Authorized Officer)